                                                                  EXHIBIT 10.103


                        ASSIGNMENT AND LICENSE AGREEMENT


        This ASSIGNMENT AND LICENSE AGREEMENT (the "Agreement"), effective as of January 1, 1998 ("Effective Date"), is made by and between COLLAGEN CORPORATION ("Collagen"), a Delaware corporation and COHESION TECHNOLOGIES, INC., a Delaware corporation formerly known as Collagen Technologies, Inc. ("Technologies").

                                    RECITALS

        1. Collagen and Technologies have entered into a relationship whereby certain assets and liabilities are transferred from Collagen to Technologies, as further described in the Separation and Distribution Agreement effective as of January 1, 1998 between Technologies and Collagen (the "Separation Agreement") and in the Ancillary Agreements.

        2. Technologies desires to obtain from Collagen, and Collagen is willing to assign to Technologies, all intellectual property rights owned by Collagen as of the Effective Date, other than breast implant technology and intellectual property rights pertaining thereto, the ownership of which shall be retained by Collagen.

        3. Collagen desires to license from Technologies, on a worldwide basis, all intellectual property rights owned or controlled by Technologies, relating to the fields of human aesthetics products, technologies, and treatments.

        NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        Except as otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Separation Agreement. In addition, for the purposes of this Agreement, the capitalized terms set forth below shall have the meanings set forth in this Article I.

        1.1 "Assigned Copyrights" shall mean those United States and foreign copyrights, including any and all registrations, applications for registration, common law rights, restoration rights, and all other rights related thereto, other than the Retained Copyrights, that are owned by Collagen or the Collagen Group as of the Effective Date, or which Collagen or any member of the Collagen Group has the right to assign to Technologies hereunder.

        1.2 "Assigned Patents" shall mean all Patents, other than the Retained Patents, that are owned by Collagen or the Collagen Group as of the Effective Date, or which Collagen or any member of the Collagen Group has the right to assign to Technologies hereunder. A list of the Assigned Patents is set forth on the Schedule of Assigned Patents delivered and executed by the parties at the time of execution of this Agreement, as such may be amended and updated by the parties upon mutual agreement.


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        1.3     "Assigned Trademarks" shall mean all United States and foreign trademarks, trade names, logos, service marks, and trade dress rights, including any and all registrations, applications for registration, common law rights, renewal rights that are set forth on the Schedule of Assigned Trademarks delivered and executed by the parties at the time of execution of this Agreement (as such may be amended and updated by mutual agreement of the parties) and any and all goodwill of Collagen's business connected with the use of and symbolized by such marks, that are owned by Collagen or the Collagen Group as of the Effective Date or which Collagen has the right to assign to Technologies hereunder.

        1.4 "Improvements" shall mean any and all inventions, discoveries, derivatives, know-how, improvements, technology, works of authorship and expressions (excluding Recombinant Technology and Persistence Technology as defined in the Separation Agreement, irrespective of whether the Recombinant Agreement and Persistence Agreement are executed by the parties) made by Collagen, Technologies, or their Affiliates after the Effective Date.

        1.5 "Improvement Period" shall mean the period from the Effective Date of this Agreement up to January 1, 1999.

        1.6 "Intellectual Property Rights" shall mean trade secrets, Patents, copyrights, trademarks, know-how, moral rights and similar rights of any type under the laws of any governmental authority, domestic or foreign, including all applications and registrations relating to any of the foregoing.

        1.7 "Know-how" shall mean any and all secret, proprietary or confidential information, experience, trade secrets, formulas, designs, techniques, applications, processes, ideas, or concepts, whether or not reduced to practice, whether or not reduced to writing and whether or not patentable, owned or controlled by Collagen or the Collagen Group as of the Effective Date, or to which Collagen or any member of the Collagen Group has the rights to license or assign, as applicable, hereunder.

           1.8 "Licensed Technology" shall mean the Assigned Patents and related Know-how, the Assigned Trademarks and Assigned Copyrights licensed by Technologies to Collagen hereunder.

        1.9 "Non-Compete Period" shall mean the period extending from the Effective Date of this Agreement up to March 15, 2004.

        1.10 "Patents" shall mean all United States and foreign patents and patent applications, substitutions, extensions, reissues, reexaminations, renewals, divisions, utility models, continuations, or continuations-in-part anywhere in the world.

        1.11 "Retained Copyrights" shall mean those United States and foreign copyrights, including any and all registrations, applications for registration, common law rights, restoration rights, and all other rights related thereto in and to any promotional, marketing, labeling, and other printed or other materials relating solely to the use, marketing, sale, or distribution of Technology in the Collagen Field.


                                      -2-
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        1.12    "Retained Patents" shall mean those Patents set forth on the
Schedule of Retained Patents delivered and executed by the parties at the time of execution of this Agreement, as such may be amended and updated by mutual agreement of the parties.

        1.13 "Retained Trademarks" shall mean those United States and foreign trademarks, trade names, logos, service marks, and trade dress rights, including any and all registrations, applications for registration, common law rights and renewal rights that are owned by Collagen or the Collagen Group as of the Effective Date other than the Assigned Trademarks and any and all goodwill of the Collagen Business connected with the use of and symbolized by such marks.

        1.14 "Retained Technology" shall mean all Retained Patents, any Know-how not assigned to Technologies pursuant to Section 2.1, Retained Trademarks, and Retained Copyrights.

        1.15 "Technology" shall mean any: (i) product, device, formulation, composition, or component thereof; or (ii) any process, method or treatment, that in either event, is currently in existence, under development, or which comes into existence in the future, including, without limitation, those products set forth in Exhibit A attached hereto, which embodies all or a portion of Transferred Technology or Retained Technology.

        1.16 "Transferred Technology" shall mean all Assigned Patents, the Know-how assigned to Technologies pursuant to Section 2.1 hereof, the Assigned Copyrights and the Assigned Trademarks.

                                   ARTICLE II
                PATENT AND KNOW-HOW ASSIGNMENT AND LICENSE GRANT
                          AND IMPROVEMENT LICENSE GRANT

        2.1 ASSIGNMENT. Collagen hereby sells, transfers, assigns, and irrevocably sets over to Technologies, and Technologies hereby purchases and accepts assignment of, Collagen's entire right, title, and interest in and to:
(i) the Assigned Patents; (ii) any and all Know-how, other than Know-how solely relating to the Retained Patents; and (iii) all rights and standing to sue for past, present, and future infringement of such Assigned Patents and misappropriation of such Know-how.

        2.2 LICENSE GRANT. Subject to the terms and conditions hereof, Technologies hereby grants to Collagen, to the extent that Technologies has the right to grant such rights and licenses hereunder, a worldwide, irrevocable, transferable, perpetual, fully paid-up, right and license, solely in the Collagen Field, including the right to grant sublicenses in the Collagen Field, under the Assigned Patents and related Know-how, to use, manufacture, have manufactured, sell, have sold, distribute, have distributed, market and promote, have marketed and promoted, import and export, and have imported and exported, Technology solely in the Collagen Field. The licenses granted pursuant to this
Section 2.2 are exclusive with respect to the Assigned Patents and non-exclusive with respect to the related Know-how.


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        2.3     IMPROVEMENTS BY TECHNOLOGIES. Technologies hereby grants to
Collagen, to the extent that Technologies has the right to grant such rights and licenses hereunder, a worldwide, exclusive, irrevocable, transferable, perpetual, royalty-free, right and license, including the right to grant sublicenses in the Collagen Field, under all Intellectual Property Rights thereto, solely in the Collagen Field, to use, modify, have modified, manufacture, have manufactured, sell, have sold, distribute, have distributed, market and promote, have marketed and promoted, import and export, and have imported and exported, the Improvements conceived, developed, or reduced to practice by Technologies or its Affiliates during the Improvement Period.

        2.4 IMPROVEMENTS BY COLLAGEN. Collagen hereby grants to Technologies, to the extent that Collagen has the right to grant such rights and licenses hereunder, a worldwide, exclusive, irrevocable, transferable, perpetual, royalty-free, right and license, including the right to grant sublicenses outside the Collagen Field, under all Intellectual Property Rights thereto, solely outside the Collagen Field, to use, modify, have modified, manufacture, have manufactured, sell, have sold, distribute, have distributed, market and promote, have marketed and promoted, import and export, and have imported and exported, the Improvements conceived, developed, or reduced to practice by Collagen or its Affiliates during the Improvement Period.

        2.5 ALL NECESSARY ACTIONS. In furtherance of the sale, transfer, assignment, and setting over of the Assigned Patents and Know-how pursuant to
Section 2.1 hereto, Collagen shall execute and deliver to Technologies on the Effective Date an executed assignment in the form attached hereto as Exhibit B. Collagen further agrees to promptly review, execute, and deliver any and all additional documents as Technologies may deem reasonably necessary or desirable to effectuate the sale, transfer, assignment and setting over of the Assigned Patents and related Know-how.

        2.6 LICENSE TO TECHNOLOGIES. Subject to the terms and conditions hereof, Collagen hereby grants to Technologies, a world-wide, irrevocable, non-exclusive, royalty free, perpetual right and license, with the right to grant sublicenses, under any Retained Technology (and notwithstanding any exclusive rights or licenses granted by Technologies to Collagen hereunder), to use, modify, have modified, manufacture, have manufactured, sell, have sold, distribute, have distributed, market and promote, have marketed and promoted, import and export, and have imported and exported any: (i) Technology outside the Collagen Field; and (ii) Technology within the Collagen Field as provided in
Article 2 of the Collagen Supply Agreement, Article 2 of the Collagraft Supply Agreement, or in connection with performing Technologies' obligations under the Persistence Agreement or Recombinant Agreement if such agreements are entered into by the parties.

                                   ARTICLE III
                     TRADEMARK ASSIGNMENT AND LICENSE GRANT

        3.1 ASSIGNED MARKS. Collagen hereby sells, transfers, assigns, and irrevocably sets over to Technologies, and Technologies hereby purchases and accepts, as a successor to the portion of Collagen's business to which such Assigned Trademarks pertain, the assignment of

Collagen's entire right, title, and interest, including all associated goodwill to the extent applicable, in and to the Assigned Trademarks, and including all rights and standing to sue for past, present, and future infringement of such Assigned Trademarks.

        3.2 LICENSE GRANT. Subject to the terms and conditions hereof, Technologies hereby grants to Collagen a worldwide, exclusive, transferable, fully paid-up, right and license, including the right to grant sublicenses in the Collagen Field, to use, reproduce, and have reproduced, solely in conjunction with the sale, marketing, and distribution of Technology, and Improvements thereto in the Collagen Field, those Assigned Trademarks that as of the Effective Date, were: (i) used in connection with Technology in the Collagen Field, and (ii) used by Collagen in connection with Technology outside the Collagen Field.

        3.3 COLLAGEN HELIX LOGO. Subject to the terms and conditions hereof, Collagen hereby grants to Technologies a worldwide, exclusive, non-transferable, irrevocable, perpetual, fully paid-up, right and license, including the right to grant sublicenses outside the Collagen Field, to use, reproduce, and have reproduced the Collagen helix logo mark, as set forth in the Schedule of Trademarks, solely in conjunction with the sale, marketing, and distribution of Technology and Improvements, outside the Collagen Field.

        3.4 ALL NECESSARY ACTIONS. In furtherance of the sale, transfer, assignment, and setting over of the Assigned Trademarks pursuant to Section 3.1 hereto, Collagen shall execute and deliver to Technologies on the Effective Date an executed assignment in the form attached hereto as Exhibit C. Collagen further agrees to promptly review, execute, and deliver any and all additional documents as Technologies may deem reasonably necessary or desirable to effectuate the sale, transfer, assignment, setting over, prosecution, and maintenance of the Assigned Trademarks, including any power of attorney by Collagen to Technologies or any designated agent of Technologies relating to the prosecution or maintenance of such Assigned Trademarks.

        3.5 COMPLIANCE WITH GUIDELINES. Collagen's use of the Assigned Trademarks licensed under Section 3.2 hereof, shall comply with the existing guidelines observed by Collagen on the Effective Date and any additional guidelines set forth in writing from time to time by Technologies with respect to the style, appearance, and manner of use of such Assigned Trademarks. One copy of any and all materials, including promotional, marketing, labeling, packaging, and other marking for Technology and any Improvements licensed to Collagen hereunder shall be provided by Technologies to Collagen promptly, without charge, upon request by Collagen. Technologies' use of the Collagen helix logo mark licensed under Section 3.3 hereto shall comply with the existing guidelines observed by Collagen on the Effective Date and any additional guidelines set forth in writing from time to time by Collagen with respect to the style, appearance, and manner of use of the Collagen helix logo mark.

                                   ARTICLE IV
                     COPYRIGHTS ASSIGNMENT AND LICENSE GRANT


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
        4.1 ASSIGNED COPYRIGHTS. Collagen hereby sells, transfers, assigns, and irrevocably sets over to Technologies, and Technologies hereby purchases and accepts, the assignment of Collagen's entire right, title, and interest, in and to the Assigned Copyrights, and including all rights and standing to sue for past, present, and future infringement of such Assigned Copyrights.

        4.2 LICENSE GRANT. Subject to the terms and conditions hereof, Technologies hereby grants to Collagen, to the extent that Technologies has the right to grant such rights and licenses hereunder, a worldwide, exclusive, transferable, fully paid-up, right and license, including the right to grant sublicenses in the Collagen Field, to use, reproduce, have reproduced, and create derivative works, solely in conjunction with the sale, marketing, and distribution of Technology in the Collagen Field, those Assigned Copyrights in and to any promotional, marketing, labeling, and other printed or other materials as of the Effective Date relating to both: (i) the use, marketing, sale, or distribution of Technology in the Collagen Field; and (ii) the use, marketing, sale, or distribution by Collagen of Technology outside the Collagen Field.

        4.3 ALL NECESSARY ACTIONS. Collagen agrees to promptly review, execute, and deliver any and all documents as Technologies may deem reasonably necessary or desirable to effectuate the sale, transfer, assignment, setting over, prosecution, and maintenance of the Assigned Copyrights, including any power of attorney by Collagen to Technologies or any designated agent of Technologies relating to the prosecution or maintenance of such Assigned Copyrights.

        4.4 COPYRIGHT DELIVERABLES. After the Effective Date of this Agreement, each party shall, upon the request of the other party, promptly provide the requesting party with all materials relating to the Assigned Copyrights as necessary for the parties to exercise fully their respective rights in the Assigned Copyrights granted under this Article 4.0.

                                    ARTICLE V
                              OWNERSHIP; REGULATORY

        5.1 OWNERSHIP OF IMPROVEMENTS. During and after the expiration of the Improvement Period, each party shall own all rights, title, and interest in and to all Improvements made by such party. Neither party hereto has any accounting, reporting, or licensing obligations to the other party with respect to improvements, modifications, derivative works, inventions, know-how, or technology made after expiration of the Improvement Period.

        5.2 PATENTABILITY OF IMPROVEMENTS. The following terms are intended to avoid inventions covered by Assigned Patents or Retained Patents from being prior art under 35 U.S.C. Sections 102(e), (f) or (g) to Improvements, which would otherwise be patentable under 35 U.S.C. Section 103 over inventions covered by Assigned Patents or Retained Patents. Technologies and Collagen agree that, to the extent possible, such Improvements will be combined with existing patent applications within Assigned Patents or Retained Patents and filed as a continuation-in-part application, and that such existing patent applications will be abandoned in favor of said continuation-in-part applications. Further, Technologies and Collagen agree that


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
any such Improvements shall, at the time they are made, be commonly owned by the owner of the application to which the Improvement pertains, and be assigned to such owner, provided, however, that the ownership of any Improvements that would be patentable under 35 U.S.C. Section 103 over such application in the absence of common ownership between the Improvement and the application shall be owned in accordance with Section 5.1.

        5.3 REGULATORY MATERIALS. After the Effective Date, the ownership of the United States and foreign regulatory registrations, licenses, and applications in existence and owned by Collagen prior to the Effective Date ("Regulatory Materials") shall be as set forth in the Separation Agreement. Collagen hereby grants to Technologies a non-exclusive, perpetual, irrevocable, transferable, fully-paid-up right to reference any and all Regulatory Materials owned by Collagen, solely as such relates outside the Collagen Field. Technologies hereby grants to Collagen a non-exclusive, perpetual, irrevocable, transferable, fully-paid-up right to reference any and all Regulatory Materials owned by Technologies solely as such relates to the Collagen Field. To the extent that any Regulatory Materials owned by a party pertain to Improvements made by the other party, the party who owns such Regulatory Materials shall, on behalf and upon the other party's request and expense, make such Regulatory Material available solely to the appropriate regulatory authorities and not to the other party.

                                   ARTICLE VI
                       MAINTENANCE OF LICENSED TECHNOLOGY

        After the Effective Date, Technologies has the right to file, prosecute and maintain, at its expense, the Transferred Technology in any and all countries and at Technologies' sole discretion; provided, however, that except as otherwise provided in this Article VI, Technologies shall use its commercially reasonable efforts to file, prosecute, and maintain Assigned Patents licensed to Collagen hereunder in such countries and territories as reasonably requested by Collagen, and to maintain all Intellectual Property Rights in and to the Licensed Technology as reasonably requested by Collagen. In filing and prosecuting Assigned Patents, Technologies shall in good faith prosecute the Assigned Patents licensed to Collagen hereunder with the same degree of care and diligence that it accords to prosecution of patents that Technologies commercially exploits for itself. Collagen will cooperate fully with Technologies in connection with all filings, prosecution and maintenance of the Licensed Technology. Upon Collagen's request, Technologies will make available to Collagen any relevant and non-privileged correspondence with patent agencies relating to such filing, prosecution and maintenance of all Licensed Technology which Collagen shall keep confidential in accordance with Article VII hereto. Technologies will also provide to Collagen a copy of the updated docket sheet in the form of the Schedule of Assigned Patents with respect to all issued or pending patents and all pending patent applications at least once each calendar quarter during the Term of this Agreement. In addition, commencing from the Effective Date through the Improvement Period, Collagen shall be entitled to have a representative on Technologies' patent review committee. Technologies will solely be responsible for filing, prosecuting and maintaining the Licensed Technology; provided, however, that with respect to the Assigned Patents licensed by Technologies to Collagen hereunder, Technologies shall provide Collagen with at least ninety (90) days prior notice in accordance with the Separation Agreement before the applicable deadline if Technologies should elect not to file, prosecute or maintain any such Assigned Patent in any territory in the world. If Technologies makes such election as to any territory in the world, then Collagen may elect to file, prosecute, or maintain such Assigned Patent in such territory, at Collagen's own expense, and Technologies will cooperate with Collagen's filing, prosecution and/or maintenance, as applicable, and shall assign, subject to its ability to do so, all of Technologies' rights, title, and interest in and to such Assigned Patent in such territory to Collagen at no additional fee. As to any such Assigned Patent for any territory that is assigned to Collagen pursuant to this
Article VI, Technologies shall be entitled to thereafter exercise those license rights set forth in Section 2.6 hereof with respect to such Assigned Patent as if it were Retained Technology. Collagen will solely be responsible for filing, prosecuting and maintaining the Collagen helix logo; provided, however, that with respect to the Collagen helix logo licensed by Collagen to Technologies hereunder, Collagen shall provide Technologies with at least ninety (90) days prior notice in accordance with the Separation Agreement before the applicable deadline if Collagen should elect not to file, prosecute or maintain such Collagen helix logo in any territory in the world. If Collagen makes such election as to any territory in the world, then Technologies may elect to file, prosecute, or maintain such Collagen helix logo in such territory, at Technologies' own expense, and Collagen will cooperate with Technologies' filing, prosecution and/or maintenance, as applicable, and shall assign, subject to its ability to do so, all of Collagen's rights, title, and interest in and to such Collagen helix logo in such territory to Technologies at no additional fee. As to the rights to the Collagen helix logo for any territory that is assigned to Technologies pursuant to this Article VI, Collagen shall be entitled to thereafter exercise those license rights set forth in Section 3.2 hereof with respect to such Collagen helix logo as if it were an Assigned Trademark.

                                   ARTICLE VII
                                 CONFIDENTIALITY

        The parties agree that Information that is proprietary or confidential to: (i) Collagen prior to the Effective Date; or (ii) to one party and provided to the other party pursuant to or in furtherance of this Agreement after the Effective Date shall be subject to and treated in accordance with Article VIII of the Separation Agreement.

                                  ARTICLE VIII
                                   TERMINATION

        8.1 TERM. This Agreement will become effective on the Effective Date and will continue until terminated as provided in Section 8.2 herein (the "Term").

        8.2 TERMINATION FOR CAUSE. Either party shall have the right to terminate this Agreement following any material breach or default in performance under this Agreement by the other party upon sixty (60) days prior written notice to the breaching party specifying the nature of the breach or default. Unless the breaching party has cured the breach or default prior to the expiration of the sixty (60) day period, the non-breaching party, at its sole option, may terminate this Agreement upon written notice to the breaching party. Termination of this Agreement shall become effective upon receipt of such second notice by the breaching party.


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        8.3     EFFECT OF TERMINATION. Upon termination of this Agreement each party shall return to the other party all copies of any and all Confidential Information, received by the other party during the term of this Agreement.

        8.4 SURVIVAL OF CERTAIN TERMS. The following provisions will survive any expiration or termination of the AGREEMENT: (i) Sections 2.2, 2.3, 2.4, 2.6, 3.2, 3.3, 3.5 and 4.2 to the extent any license pursuant to any such section was in effect as of the date of such termination; and (ii) Sections 2.1, 3.1, 4.1,
8.3 and 9.1 and Articles 1, 5, 6 and 7.

                                   ARTICLE IX
                      ADDITIONAL OBLIGATIONS OF THE PARTIES

        9.1 NON-COMPETE. During the Non-Compete Period, Technologies agrees that it will not market, sell, or distribute, either directly or indirectly, any Technology, or any products or processes for use in the Collagen Field. During the Non-Compete Period, Collagen agrees that it will not market, sell, or distribute, either directly or indirectly, any Technology, products or processes for use outside the Collagen Field. In addition, during the Improvement Period, each party agrees to refrain from soliciting for the purposes of obtaining services from any then-current employee of the other party, or for a period of ninety (90) days after termination of employment any former employee of the other party, without the other party's prior written consent.

        9.2 RIGHT OF FIRST DISCUSSION. Subject to the terms and conditions herein, Collagen may exercise a right of first negotiation for a license agreement with Technologies with respect to any Improvements in the Collagen Field and made by Technologies during the period beginning on January 1, 1999, and ending on March 15, 2004, and Technologies may exercise a right of first negotiation for a license agreement with Collagen with respect to any Improvements outside the Collagen Field and made by Collagen during the period beginning on January 1, 1999, and ending on March 15, 2004. Each party shall promptly notify the other party of any such Improvements, and the other party shall have thirty (30) days to deliver a "Written Notice of Exercise." The parties shall negotiate diligently and in good faith the terms of any license agreement for a period of no more than ninety (90) days following a party's delivery of a Written Notice of Exercise ("Negotiation Period"). If the parties fail to execute a license agreement to such Improvements prior to the end of the Negotiation Period, or the end of any mutually agreed to written extension thereof, then the party holding the rights to such Improvements shall be entitled, subject to Section 9.1, to enter into agreements with third parties with respect to the subject matter of such negotiations.

        9.3 PERSISTENCE TECHNOLOGY. The parties agree that the collagen persistence project known as the collagen polymer or CP1/2 program ("CP1/2 Program") performed by Collagen before the Effective Date does not appear viable and should no longer be pursued after the Effective Date. Commencing from the execution of this Agreement until January 1, 2002, a designated representative from each party shall meet with the other party's designated representative (initially the representatives shall be the Co-chairs of the Recombinant Technology Project as defined in the Recombinant Agreement) semi-annually to discuss the


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
feasibility of developing a persistent collagen product for use in the Collagen Field, whether based on novel ideas or improvements to the CP1/2 Program. If prior to January 1, 2002, such representatives identify an approach to developing a persistent collagen product for use in the Collagen Field that has a reasonable chance of success, the representatives shall notify the parties in writing, and Technologies shall, within thirty (30) days of such notice, submit to Collagen a proposed development plan for the development of persistent collagen from such identified approach ("Proposal"). Collagen shall have 180 days from the receipt of such Proposal from Technologies to enter into a definitive agreement with Technologies for the development and commercialization of a persistent collagen product in accordance with such Proposal in substantially the same form as the draft Persistence Agreement attached as Exhibit A to the Separation Agreement.

                                    ARTICLE X
                                  MISCELLANEOUS

        This Agreement shall be subject to the terms and provisions of Article XI of the Separation Agreement, which are hereby incorporated into this Agreement to the extent applicable.


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
        IN WITNESS WHEREOF, the parties have caused this Assignment and License Agreement to be executed by their duly authorized representatives.


                                           COLLAGEN CORPORATION


        Dated:  March 5, 1998              By:  /s/ Gary S. Petersmeyer
                -------------                   --------------------------------

                                           Name:  Gary S. Petersmeyer
                                                  ------------------------------

                                           Title:  President and CEO
                                                  ------------------------------



                                           COHESION TECHNOLOGIES, INC.



        Dated:  March 5, 1998              By:  /s/ David Foster
                -------------                   --------------------------------

                                           Name:  David Foster
                                                  ------------------------------

                                           Title: CEO
                                                  ------------------------------

                                    EXHIBIT A

                                    PRODUCTS


Zyderm(R) I implant
Zyderm(R) II implant
Zyplast(R) implant
Trilucent(R) breast implant
Contigen(R) Bard Collagen implant
Refinity(TM)
SoftForm(R) facial implant

                                    EXHIBIT B

                           PATENT ASSIGNMENT DOCUMENT

                            [SEE ATTACHED DOCUMENT.]

                                PATENT ASSIGNMENT

        This PATENT ASSIGNMENT (the "Assignment") is made from Collagen Corporation a Delaware corporation (the "Assignor"), to Collagen Technologies, Inc., a Delaware corporation (the "Assignee").


        Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the patents and/or inventions (the "Patents") set forth on Exhibit A attached hereto.

        In consideration for entering into the Assignment and License Agreement, effective as of January 1, 1998, by and between Assignor and Assignee, and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Assignor has sold, assigned, transferred, and set over, and by these presents does hereby sell, assign, transfer and set over, to Assignee, its successors, legal representatives and assigns, the entire right, title and interest in and to the Patents, and any and all applications, including provisional applications, therefor, in the United States of America and all foreign countries which may be granted therefor and thereon, and in and to any and all divisions, continuations, and continuations-in-part of said application, and reissues and extensions of said Patents, and all rights under the International Convention for the Protection of Industrial Property, the same to be held and enjoyed by said Assignee, for its own use and behalf and the use and behalf of its successors, legal representatives and assigns, to the full end of the term or terms for which Patents may be granted, as fully and entirely as the same would have been held and enjoyed by the Assignor, had this sale and assignment not been made.

        AND said Assignor hereby requests the Commissioner of Patents to issue said Patents of the United States to said Assignee as the Assignee of said inventions and the Patents to be issued thereon for the sole use and behalf of said Assignee, its successors, legal representatives and assigns.


Dated:__________________________       COLLAGEN CORPORATION


                                       By:_________________________________

                                       Name:_______________________________

                                       Title:______________________________

                                    EXHIBIT A
                             (to Patent Assignment)

                        See Schedule of Assigned Patents

                                    EXHIBIT C

                          TRADEMARK ASSIGNMENT DOCUMENT


                            [SEE ATTACHED DOCUMENT.]

                              TRADEMARK ASSIGNMENT

        This Trademark Assignment (the "Assignment") is made from Collagen Corporation, a Delaware corporation (the "Assignor"), to Collagen Technologies, Inc., a Delaware corporation (the "Assignee").


        Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the trademarks and/or service marks (the "Marks") set forth on Exhibit A attached hereto, together with the goodwill of the business pertaining thereto.

        In consideration for entering into the Assignment and License Agreement, effective as of January 1, 1998 by and between Assignor and Assignee, and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Assignor does hereby assign, transfer, grant, sell and otherwise convey to Assignee all of Assignor right, title and interest in and to the Marks, including all common law rights therein, applications to register therefor, together with the goodwill of the business symbolized by the Marks and all claims for damages by reason of past infringements of the Marks with the right to sue for and collect the same for its own use and benefit, and for the use and on behalf of its successors, assigns and other legal representatives.


Dated: ____________                    COLLAGEN CORPORATION

                                       By: _________________________________

                                       Name: _______________________________

                                       Title: ______________________________

                                    EXHIBIT A
                            (to Trademark Assignment)

                           See Schedule of Trademarks